UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

OPPENHEIMER
DIVIDEND OPPORTUNITY FUND

SEMIANNUAL REPORT 10.31.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Value Index	S&P 500 Index
6-Month	7.81%	1.61%	10.58%	11.15%
1-Year	22.50	15.45	28.64	27.18
5-Year	12.04	10.72	14.12	15.17
10-Year	6.47	5.84	7.88	7.46

Prior to December 11, 2013, Oppenheimer Dividend Opportunity Fund was named Oppenheimer Select Value Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 7.81% during the reporting period. In comparison, the Fund underperformed the Russell 3000 Value Index (the “Index”), which returned 10.58%. The Fund’s underperformance stemmed primarily from an overweight position in telecommunication services, which was one of the weaker performing sectors of the Index, and less favorable stock selection in the information technology and health care sectors. The Fund outperformed the Index in the financials sector due to stronger relative stock selection and an underweight position.

MARKET OVERVIEW

Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, resulted in a rally among global equity markets over the first four months of 2013. However, markets became volatile in May when relatively hawkish remarks by Federal Reserve (“Fed”) chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, higher dividend yielding sectors of the equity markets sold off. Market conditions generally stabilized over the summer of 2013.

However, the Fund and equity markets recovered over the summer of 2013. The Fed clarified that the timeframe in which the tapering would be executed would be later rather than earlier, allowing for a rebound in markets and positive overall performance for the Fund and equity markets this reporting period.

FUND REVIEW

During the period, the strongest performing holdings of the Fund were Delta Air Lines, Inc., General Electric Co. and Lowe’s Cos. Delta topped earnings expectations due mostly to lower than expected operating costs — partially related to falling jet fuel prices during the Spring months. Management raised earnings guidance reflecting expected further operating margin expansion and continued robust cash generation — most likely to be used for additional debt reduction which should augment the health of Delta’s balance sheet. As a result, analysts’ estimates have risen — helping to propel this stock higher. Shares of diversified technology and financial services company General Electric rallied towards the end of the period after the company announced a record backlog of orders, which positioned it well for 2014. Lowe’s is a home improvement retailer that benefited from the continued improvement in housing.

3        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Detractors from performance this period included utilities stocks SCANA Corp. and PG&E Corp., and telecommunication services holding Verizon Communications, Inc. Utilities was the worst performing sector of the Index this period. During a rising interest rate environment, higher yielding sectors, such as utilities, typically underperform. Consequently, it is not surprising that SCANA and PG&E were under pressure in this environment. Sentiment towards PG&E also was negatively impacted by an overhang from delayed resolution — and, hence, continued uncertainty — of proceedings related to potential fines and/or penalties stemming from the San Bruno pipeline explosion in 2010. Verizon Communications was hurt by general weakness in the telecommunications services sector this reporting period. In addition, lackluster quarterly earnings, combined with a substantial price tag for the purchase of Vodafone’s 45% stake in Verizon

Laton Spahr, CFA[1] Portfolio Manager

1. Laton Spahr became the Portfolio Manager on March 11, 2013.

Wireless, contributed to Verizon Communication’s performance. Indications of a rising competitive environment — likely to result in greater challenges to subscriber growth and possible higher customer churn — led to falling analysts’ estimates. However, somewhat of an offset to these industry pressures and despite the deal’s price tag, consolidation of Verizon Wireless is expected to be accretive to earnings.

STRATEGY & OUTLOOK

After the reporting period ended, on December 11, 2013, the Fund changed its name from Oppenheimer Select Value Fund to Oppenheimer Dividend Opportunity Fund. The new name reflects a change in strategy to a dividend-oriented product. We believe this change will better leverage the investment style and philosophy employed by the portfolio management team.

4        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

General Electric Co.	3.4%
Newell Rubbermaid, Inc.	2.9
Citigroup, Inc.	2.6
Apple, Inc.	2.5
HSBC Holdings plc, Sponsored ADR	2.5
BP plc, Sponsored ADR	2.3
AT&T, Inc.	2.3
Suncor Energy, Inc.	2.3
Delta Air Lines, Inc.	2.3
Wells Fargo & Co.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Oil, Gas & Consumable Fuels	11.2%
Commercial Banks	8.8
Pharmaceuticals	6.8
Diversified Telecommunication Services	6.5
Diversified Financial Services	4.8
Electric Utilities	4.3
Household Durables	3.9
Communications Equipment	3.5
Industrial Conglomerates	3.4
Computers & Peripherals	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of common stocks.

5        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSVAX)	11/26/02	7.81%	22.50%	12.04%	6.47%
Class B (OSVBX)	2/27/04	7.35%	21.52%	11.11%	4.47%	*
Class C (OSCVX)	2/27/04	7.39%	21.53%	11.15%	4.18%	*
Class N (OSVNX)	2/27/04	7.68%	22.24%	11.75%	4.72%	*
Class Y (OSVYX)	2/27/04	8.00%	23.03%	12.55%	5.43%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OSVAX)	11/26/02	1.61%	15.45%	10.72%	5.84%
Class B (OSVBX)	2/27/04	2.35%	16.52%	10.84%	4.47%	*
Class C (OSCVX)	2/27/04	6.39%	20.53%	11.15%	4.18%	*
Class N (OSVNX)	2/27/04	6.68%	21.24%	11.75%	4.72%	*
Class Y (OSVYX)	2/27/04	8.00%	23.03%	12.55%	5.43%	*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and Class N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the since inception return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the Russell 3000 Value Index and the S&P 500 Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013
Class A	$1,000.00	$1,078.10	$7.04
Class B	1,000.00	1,073.50	11.40
Class C	1,000.00	1,073.90	11.09
Class N	1,000.00	1,076.80	8.09
Class Y	1,000.00	1,080.00	5.04

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.45	6.84
Class B	1,000.00	1,014.27	11.08
Class C	1,000.00	1,014.57	10.77
Class N	1,000.00	1,017.44	7.86
Class Y	1,000.00	1,020.37	4.90

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.34%
Class B	2.17
Class C	2.11
Class N	1.54
Class Y	0.96

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS October 31, 2013 / Unaudited

	Shares	Value

Common Stocks—96.6%

Consumer Discretionary—12.2%

Automobiles—2.8%
Bayerische Motoren Werke (BMW) AG	7,129	$808,465

Daimler AG	12,159	997,530

Great Wall Motor Co. Ltd., Cl. H	475,500	2,771,047

Nissan Motor Co. Ltd.	97,000	971,077

		5,548,119

Diversified Consumer Services—0.8%
H&R Block, Inc.	36,840	1,047,730

Lincoln Educational Services Corp.	105,340	503,525

		1,551,255

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	15,090	1,456,487

Household Durables—3.9%
Newell Rubbermaid, Inc.	196,500	5,822,295

Tupperware Brands Corp.	22,950	2,057,468

		7,879,763

Media—2.5%
Aimia, Inc.	65,362	1,155,346

Cablevision Systems Corp., Cl. A	53,410	830,525

Cinemark Holdings, Inc.	63,000	2,067,030

National CineMedia, Inc.	58,530	1,025,446

		5,078,347

Specialty Retail—1.5%
GameStop Corp., Cl. A	19,580	1,073,376

Lowe’s Cos., Inc.	40,050	1,993,689

		3,067,065

Consumer Staples—7.4%

Food & Staples Retailing—2.8%
Lawson, Inc.	12,600	1,011,278

Sysco Corp.	60,530	1,957,540

Walgreen Co.	43,280	2,563,907

		5,532,725

Food Products—1.7%
B&G Foods, Inc.	34,200	1,157,670

ConAgra Foods, Inc.	38,540	1,225,957

Kraft Foods Group, Inc.	19,160	1,041,921

		3,425,548

Household Products—1.1%
Reckitt Benckiser Group plc	26,880	2,086,331

	Shares	Value

Tobacco—1.8%
Imperial Tobacco Group plc	20,011	$748,566

Lorillard, Inc.	53,950	2,751,990

		3,500,556

Energy—12.3%

Energy Equipment & Services—1.1%
Seadrill Ltd.	45,330	2,113,285

Oil, Gas & Consumable Fuels—11.2%
BP plc, Sponsored ADR	100,530	4,674,645

Chevron Corp.	29,249	3,508,710

Enbridge, Inc.	38,010	1,649,254

HollyFrontier Corp.	22,610	1,041,417

Occidental Petroleum Corp.	30,500	2,930,440

Royal Dutch Shell plc, ADR	45,302	3,019,831

Ship Finance International Ltd.	61,390	1,016,004

Suncor Energy, Inc.	125,900	4,576,465

		22,416,766

Financials—19.0%

Capital Markets—0.7%
Morgan Stanley	45,520	1,307,790

Commercial Banks—8.8%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	261,470	3,053,970

Banco de Chile, ADR	11,052	1,014,905

HSBC Holdings plc, Sponsored ADR	89,400	4,920,576

Mizuho Financial Group, Inc.	687,200	1,437,998

Sumitomo Mitsui Financial Group, Inc.	59,700	2,875,091

Wells Fargo & Co.	104,070	4,442,748

		17,745,288

Consumer Finance—0.7%
SLM Corp.	58,500	1,484,145

Diversified Financial Services—4.8%
Citigroup, Inc.	107,010	5,219,948

CME Group, Inc.	26,050	1,933,171

JPMorgan Chase & Co.	47,530	2,449,696

		9,602,815

Insurance—2.0%
ACE Ltd.	21,800	2,080,592

Sampo OYJ, Cl. A	43,708	2,072,902

		4,153,494

Real Estate Investment Trusts (REITs)—2.0%
Fukuoka REIT Co.	187	1,543,172

10      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)
Nippon Prologis REIT, Inc.	80	$800,455

Omega Healthcare Investors, Inc.	44,970	1,494,803

		3,838,430

Health Care—9.7%

Biotechnology—0.3%
Amgen, Inc.	5,500	638,000

Health Care Equipment & Supplies—1.8%
Baxter International, Inc.	54,460	3,587,280

Health Care Providers & Services—0.8%
UnitedHealth Group, Inc.	22,220	1,516,737

Pharmaceuticals—6.8%
Astellas Pharma, Inc.	22,600	1,259,712

Bristol-Myers Squibb Co.	47,340	2,486,297

Merck & Co., Inc.	71,700	3,232,953

Pfizer, Inc.	114,090	3,500,281

Roche Holding AG, Sponsored ADR	46,700	3,238,178

		13,717,421

Industrials—11.2%

Aerospace & Defense—1.0%
Lockheed Martin Corp.	14,920	1,989,433

Airlines—2.3%
Delta Air Lines, Inc.	172,040	4,538,415

Commercial Services & Supplies—1.0%
Deluxe Corp.	22,700	1,068,943

Waste Management, Inc.	22,980	1,000,549

		2,069,492

Electrical Equipment—1.3%
Eaton Corp. plc	36,990	2,610,014

Industrial Conglomerates—3.4%
General Electric Co.	261,820	6,843,975

Trading Companies & Distributors—1.8%
Fly Leasing Ltd., ADR	68,930	992,592

ITOCHU Corp.	135,500	1,630,586

Mitsubishi Corp.	53,700	1,085,993

		3,709,171

Transportation Infrastructure—0.4%
Hutchison Port Holdings Trust, Cl. U	1,187,000	866,692

Information Technology—11.2%

Communications Equipment—3.5%
Cisco Systems, Inc.	194,380	4,373,550

Telefonaktiebolaget LM Ericsson, Cl. B	222,586	2,658,397

		7,031,947

	Shares	Value

Computers & Peripherals—3.2%
Apple, Inc.	9,630	$5,030,230

Seagate Technology plc	26,980	1,313,386

		6,343,616

Internet Software & Services—0.4%
United Online, Inc.	90,160	778,982

Semiconductors & Semiconductor Equipment—2.6%
Analog Devices, Inc.	33,300	1,641,690

Intel Corp.	97,270	2,376,306

Microchip Technology, Inc.	26,970	1,158,631

		5,176,627

Software—1.5%
CA, Inc.	96,810	3,074,686

Telecommunication Services—6.5%

Diversified Telecommunication Services—6.5%
AT&T, Inc.	126,990	4,597,038

CenturyLink, Inc.	45,240	1,531,826

Telefonica SA, Sponsored ADR[1]	66,880	1,168,394

Verizon Communications, Inc.	82,960	4,190,310

Windstream Holdings, Inc.	157,060	1,342,863

		12,830,431

Utilities—7.1%

Electric Utilities—4.3%
American Electric Power Co., Inc.	19,860	930,242

Duke Energy Corp.	33,500	2,402,955

Edison International	10,190	499,616

Iberdrola SA	243,734	1,531,121

Pepco Holdings, Inc.	50,370	971,134

PPL Corp.	31,690	970,665

UIL Holdings Corp.	25,520	983,030

		8,288,763

Multi-Utilities—2.8%
Ameren Corp.	55,830	2,019,929

PG&E Corp.	43,150	1,805,828

SCANA Corp.	39,580	1,845,615

		5,671,372

Total Common Stocks (Cost $170,980,035)		193,071,263

11      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Structured Security—2.5%
Goldman Sachs Group, Inc. (The), Tokyo Stock Price Index Equity Linked Nts., 11/20/13[1,2] (Cost $5,002,868)	4,215	$5,083,327

Investment Company—0.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[3,4] (Cost $1,000,000)	1,000,000	1,000,000

		Value

Total Investments, at Value (Cost $176,982,903)	99.6%	$199,154,590

Assets in Excess of Other Liabilities	0.4	828,743

Net Assets	100.0%	$199,983,333

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,083,327 or 2.54% of the Fund’s net assets as of October 31, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2013	Gross Additions	Gross Reductions	Shares October 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	4,195,965	37,970,716	41,166,681	1,000,000

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$1,000,000	$1,228

4. Rate shown is the 7-day yield as of October 31, 2013.

Forward Currency Exchange Contracts as of October 31, 2013
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation

CITI	01/2014	USD	12,025	JPY	1,165,000	$171,072

Glossary:
Counterparty Abbreviations
CITI	Citigroup

Currency abbreviations indicate amounts reporting in currencies
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

12      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2013 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $175,982,903)	$198,154,590
Affiliated companies (cost $1,000,000)	1,000,000

199,154,590

Cash	319,775

Unrealized appreciation on foreign currency exchange contracts	171,072

Receivables and other assets:
Investments sold	4,559,565
Dividends	397,753
Shares of beneficial interest sold	50,103
Other	24,968

Total assets	204,677,826

Liabilities
Payables and other liabilities:
Investments purchased	4,267,836
Shares of beneficial interest redeemed	263,343
Trustees’ compensation	43,082
Distribution and service plan fees	40,374
Transfer and shareholder servicing agent fees	36,976
Shareholder communications	27,745
Other	15,137

Total liabilities	4,694,493

Net Assets	$199,983,333

Composition of Net Assets
Par value of shares of beneficial interest	$10,529

Additional paid-in capital	374,118,528

Accumulated net investment income	1,752,828

Accumulated net realized loss on investments and foreign currency transactions	(198,242,114)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	22,343,562

Net Assets	$199,983,333

13      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited/Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $131,985,055 and 6,878,107 shares of beneficial interest outstanding)	$19.19
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.36

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,432,085 and 457,968 shares of beneficial interest outstanding)	$18.41

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,822,632 and 2,157,509 shares of beneficial interest outstanding)	$18.46

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,998,945 and 634,075 shares of beneficial interest outstanding)	$18.92

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,744,616 and 401,313 shares of beneficial interest outstanding)	$19.30

See accompanying Notes to Financial Statements.

14      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS For the Six Months Ended October 31, 2013 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $65,028)	$3,150,535
Affiliated companies	1,228
Interest	109
Other income	6,349

Total investment income	3,158,221
Expenses
Management fees	750,857
Distribution and service plan fees:
Class A	161,304
Class B	46,161
Class C	196,970
Class N	30,280
Transfer and shareholder servicing agent fees:
Class A	169,768
Class B	21,866
Class C	56,387
Class N	15,240
Class Y	6,152
Shareholder communications:
Class A	37,364
Class B	5,794
Class C	10,407
Class N	2,012
Class Y	759
Trustees’ compensation	2,573
Custodian fees and expenses	1,285
Other	22,832

Total expenses	1,538,011
Less waivers and reimbursements of expenses	(10,602)

Net expenses	1,527,409
Net Investment Income	1,630,812
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	10,425,648
Foreign currency transactions	(354,778)

Net realized gain	10,070,870
Net change in unrealized appreciation/depreciation on:
Investments	2,658,652
Translation of assets and liabilities denominated in foreign currencies	389,957

Net change in unrealized appreciation/depreciation	3,048,609
Net Increase in Net Assets Resulting from Operations	$14,750,291

See accompanying Notes to Financial Statements.

15       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013
Operations
Net investment income	$1,630,812	$995,620
Net realized gain	10,070,870	10,323,132
Net change in unrealized appreciation/depreciation	3,048,609	15,305,462

Net increase in net assets resulting from operations	14,750,291	26,624,214

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(793,994)
Class B	—	—
Class C	—	—
Class N	—	(47,349)
Class Y	—	(75,709)

	—	(917,052)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(10,930,465)	(37,000,881)
Class B	(2,714,516)	(4,502,054)
Class C	(2,339,801)	(11,839,236)
Class N	(2,242,974)	(5,396,626)
Class Y	(487,560)	(6,794,201)

	(18,715,316)	(65,532,998)

Net Assets
Total decrease	(3,965,025)	(39,825,836)
Beginning of period	203,948,358	243,774,194

End of period (including accumulated net investment income of $1,752,828 and $122,016, respectively)	$199,983,333	$203,948,358

See accompanying Notes to Financial Statements.

16      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.80	$15.60	$17.88	$14.81	$10.44	$17.84

Income (loss) from investment operations:
Net investment income (loss)[2]	0.17	0.11	0.07	(0.01)	0.06	0.17
Net realized and unrealized gain (loss)	1.22	2.19	(2.30)	3.08	4.45	(7.38)

Total from investment operations	1.39	2.30	(2.23)	3.07	4.51	(7.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.10)	(0.05)	0.00	(0.11)	(0.19)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.03)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.10)	(0.05)	0.00	(0.14)	(0.19)

Net asset value, end of period	$19.19	$17.80	$15.60	$17.88	$14.81	$10.44

Total Return, at Net Asset Value[3]	7.81%	14.79%	(12.46)%	20.73%	43.30%	(40.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,985	$133,099	$153,135	$231,757	$238,398	$194,937

Average net assets (in thousands)	$130,282	$136,118	$177,304	$221,830	$227,571	$287,473

Ratios to average net assets:[4]
Net investment income (loss)	1.82%	0.67%	0.47%	(0.09)%	0.42%	1.29%
Total expenses[5]	1.34%	1.36%	1.33%	1.31%	1.35%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%	1.35%	1.33%	1.31%	1.35%	1.27%

Portfolio turnover rate	33%	140%	101%	125%	120%	194%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.34%
Year Ended April 30, 2013	1.36%
Year Ended April 30, 2012	1.33%
Year Ended April 29, 2011	1.31%
Year Ended April 30, 2010	1.35%
Year Ended April 30, 2009	1.28%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class B	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.15	$15.07	$17.36	$14.50	$10.23	$17.37

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.03)	(0.06)	(0.14)	(0.05)	0.06
Net realized and unrealized gain (loss)	1.17	2.11	(2.23)	3.00	4.36	(7.16)

Total from investment operations	1.26	2.08	(2.29)	2.86	4.31	(7.10)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.03)	(0.04)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.04)	(0.04)

Net asset value, end of period	$18.41	$17.15	$15.07	$17.36	$14.50	$10.23

Total Return, at Net Asset Value[3]	7.35%	13.80%	(13.19)%	19.73%	42.13%	(40.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,432	$10,531	$13,636	$20,806	$21,708	$18,270

Average net assets (in thousands)	$9,158	$11,660	$15,547	$19,599	$21,006	$25,561

Ratios to average net assets:[4]
Net investment income (loss)	1.01%	(0.17)%	(0.39)%	(0.95)%	(0.40)%	0.44%
Total expenses[5]	2.38%	2.45%	2.42%	2.36%	2.44%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.17%	2.19%	2.19%	2.18%	2.18%	2.13%

Portfolio turnover rate	33%	140%	101%	125%	120%	194%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	2.38%
Year Ended April 30, 2013	2.45%
Year Ended April 30, 2012	2.42%
Year Ended April 29, 2011	2.36%
Year Ended April 30, 2010	2.44%
Year Ended April 30, 2009	2.26%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.19	$15.10	$17.39	$14.51	$10.25	$17.40

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.02)	(0.05)	(0.13)	(0.05)	0.06
Net realized and unrealized gain (loss)	1.18	2.11	(2.24)	3.01	4.36	(7.16)

Total from investment operations	1.27	2.09	(2.29)	2.88	4.31	(7.10)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.04)	(0.05)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	0.00	0.00	(0.05)	(0.05)

Net asset value, end of period	$18.46	$17.19	$15.10	$17.39	$14.51	$10.25

Total Return, at Net Asset Value[3]	7.39%	13.84%	(13.17)%	19.85%	42.04%	(40.75)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,823	$39,347	$46,459	$69,369	$68,923	$56,636

Average net assets (in thousands)	$39,228	$39,873	$52,344	$63,562	$65,325	$82,391

Ratios to average net assets:[4]
Net investment income (loss)	1.04%	(0.14)%	(0.36)%	(0.90)%	(0.37)%	0.51%
Total expenses[5]	2.11%	2.16%	2.14%	2.13%	2.19%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.11%	2.15%	2.14%	2.12%	2.14%	2.04%

Portfolio turnover rate	33%	140%	101%	125%	120%	194%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	2.11%
Year Ended April 30, 2013	2.16%
Year Ended April 30, 2012	2.14%
Year Ended April 29, 2011	2.13%
Year Ended April 30, 2010	2.19%
Year Ended April 30, 2009	2.08%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Class N	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.57	$15.40	$17.65	$14.65	$10.35	$17.67

Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	0.07	0.04	(0.05)	0.02	0.13
Net realized and unrealized gain (loss)	1.20	2.15	(2.27)	3.05	4.39	(7.29)

Total from investment operations	1.35	2.22	(2.23)	3.00	4.41	(7.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.02)	0.00	(0.09)	(0.16)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.02)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.05)	(0.02)	0.00	(0.11)	(0.16)

Net asset value, end of period	$18.92	$17.57	$15.40	$17.65	$14.65	$10.35

Total Return, at Net Asset Value[3]	7.68%	14.48%	(12.63)%	20.48%	42.71%	(40.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,999	$13,327	$16,984	$23,598	$24,641	$18,999

Average net assets (in thousands)	$12,344	$14,391	$18,662	$22,409	$23,087	$21,963

Ratios to average net assets:[4]
Net investment income (loss)	1.62%	0.44%	0.24%	(0.36)%	0.13%	1.06%
Total expenses[5]	1.54%	1.57%	1.56%	1.61%	1.71%	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.57%	1.56%	1.58%	1.63%	1.60%

Portfolio turnover rate	33%	140%	101%	125%	120%	194%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	1.54%
Year Ended April 30, 2013	1.57%
Year Ended April 30, 2012	1.56%
Year Ended April 29, 2011	1.61%
Year Ended April 30, 2010	1.71%
Year Ended April 30, 2009	1.70%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended October 31, 2013 (Unaudited)	Year Ended April 30, 2013	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.87	$15.66	$17.97	$14.87	$10.48	$17.97

Income (loss) from investment operations:
Net investment income[2]	0.20	0.18	0.13	0.05	0.13	0.18
Net realized and unrealized gain (loss)	1.23	2.20	(2.32)	3.11	4.46	(7.41)

Total from investment operations	1.43	2.38	(2.19)	3.16	4.59	(7.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.17)	(0.12)	(0.06)	(0.16)	(0.26)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.04)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.17)	(0.12)	(0.06)	(0.20)	(0.26)

Net asset value, end of period	$19.30	$17.87	$15.66	$17.97	$14.87	$10.48

Total Return, at Net Asset Value[3]	8.00%	15.30%	(12.09)%	21.32%	43.99%	(40.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,744	$7,644	$13,560	$14,557	$14,936	$7,624

Average net assets (in thousands)	$7,594	$8,889	$13,024	$13,176	$10,902	$30,650

Ratios to average net assets:[4]
Net investment income	2.19%	1.11%	0.85%	0.32%	0.96%	1.47%
Total expenses[5]	0.96%	0.90%	0.92%	0.88%	0.73%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.90%	0.92%	0.88%	0.73%	0.96%

Portfolio turnover rate	33%	140%	101%	125%	120%	194%

1. April 29, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2013	0.96%
Year Ended April 30, 2013	0.90%
Year Ended April 30, 2012	0.92%
Year Ended April 29, 2011	0.88%
Year Ended April 30, 2010	0.73%
Year Ended April 30, 2009	1.02%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2013 Unaudited

1. Significant Accounting Policies

Oppenheimer Dividend Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. Prior to December 11, 2013, the Fund was named Oppenheimer Select Value Fund and the Fund’s objective was to seek long-term capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

22      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended April 30, 2013, the Fund utilized $6,230,016 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended April 30, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$62,513,829
2018	143,967,874

Total	$206,481,703

23      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of October 31, 2013, it is estimated that the capital loss carryforwards would be $196,410,833 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended October 31, 2013, it is estimated that the Fund will utilize $10,070,870 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$176,982,903

Gross unrealized appreciation	$23,835,218
Gross unrealized depreciation	(1,663,531)

Net unrealized appreciation	$22,171,687

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended October 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$843
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2013	20,548

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset

24      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

1. Significant Accounting Policies (Continued)

section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

25      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

26      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Securities Valuation (Continued)

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific

27        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$19,032,917	$5,548,119	$—	$24,581,036
Consumer Staples	10,698,985	3,846,175	—	14,545,160
Energy	24,530,051	—	—	24,530,051

28      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Financials	$29,402,344	$8,729,618	$—	$38,131,962
Health Care	18,199,726	1,259,712	—	19,459,438
Industrials	19,043,921	3,583,271	—	22,627,192
Information Technology	19,747,461	2,658,397	—	22,405,858
Telecommunication Services	12,830,431	—	—	12,830,431
Utilities	12,429,014	1,531,121	—	13,960,135
Structured Securities	—	5,083,327	—	5,083,327
Investment Company	1,000,000	—	—	1,000,000
Total Investments, at Value	166,914,850	32,239,740	—	199,154,590
Other Financial Instruments:
Foreign Currency Exchange Contracts	—	171,072	—	171,072
Total Assets	$166,914,850	$32,410,812	$—	$199,325,662

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(2,563,116)	$2,563,116
Consumer Staples	(711,683)	711,683
Financials	(3,608,558)	3,608,558
Health Care	(1,087,644)	1,087,644
Industrials	(1,075,396)	1,075,396
Total Assets	$(9,046,397)	$9,046,397

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

29        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2013		Year Ended April 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	459,851	$8,399,033	812,858	$12,944,584
Dividends and/or distributions reinvested	—	—	47,318	760,407
Redeemed	(1,058,621)	(19,329,498)	(3,197,168)	(50,705,872)

Net decrease	(598,770)	$(10,930,465)	(2,336,992)	$(37,000,881)

Class B
Sold	10,187	$179,378	36,433	$530,046
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(166,311)	(2,893,894)	(327,277)	(5,032,100)

Net decrease	(156,124)	$(2,714,516)	(290,844)	$(4,502,054)

Class C
Sold	130,670	$2,288,158	247,468	$3,819,631
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(262,150)	(4,627,959)	(1,035,584)	(15,658,867)

Net decrease	(131,480)	$(2,339,801)	(788,116)	$(11,839,236)

Class N
Sold	54,124	$969,814	113,794	$1,777,525
Dividends and/or distributions reinvested	—	—	2,878	45,680
Redeemed	(178,433)	(3,212,788)	(461,331)	(7,219,831)

Net decrease	(124,309)	$(2,242,974)	(344,659)	$(5,396,626)

Class Y
Sold	30,461	$559,608	97,972	$1,554,125
Dividends and/or distributions reinvested	—	—	4,049	65,180
Redeemed	(56,944)	(1,047,168)	(540,175)	(8,413,506)

Net decrease	(26,483)	$(487,560)	(438,154)	$(6,794,201)

4. Purchases and sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$63,906,100	$76,160,925

30      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Prior to December 11, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Fee Schedule Effective December 11, 2013
Up to $500 million	0.65%
Next $500 million	0.63
Next $4 billion	0.60
Over $5 billion	0.58

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under
Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

31        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$1,268,430
Class N	325,937

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

October 31, 2013	$22,733	$1,032	$3,933	$541	$11

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $1,146 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$9,456

32      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

33        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended October 31, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $130,614 and $11,338,570, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

34       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of October 31, 2013, the Fund has not required certain counterparties to post collateral.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

35      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at October 31, 2013:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Citigroup	$171,072	$—	$—	$—	$171,072

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

36       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of October 31, 2013:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$171,072

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$495,311

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$171,072

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

    Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

37        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Pending Litigation (Continued)

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

38       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

39      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / (Continued)

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Laton Spahr, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail large value funds. The Board noted that the Fund’s ten-year performance was better than its category median although its one-year, three-year, and five-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the

40      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

SPECIAL SHAREHOLDER MEETINGS Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Select Value Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	6,982,688	168,881
David K. Downes	6,970,635	180,934
Matthew P. Fink	6,957,908	193,661
Edmund Giambastiani, Jr.	6,993,555	158,014
Phillip A. Griffiths	6,965,084	186,484
Mary F. Miller	6,996,274	155,295
Joel W. Motley	6,971,096	180,473
Joanne Pace	6,999,887	151,682
Mary Ann Tynan	6,992,045	159,524
Joseph M. Wikler	6,976,301	175,268
Peter I. Wold	6,985,755	165,814
William F. Glavin, Jr.	6,988,305	163,264

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
5,160,520	214,120	344,177

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
5,196,109	203,764	318,944

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
5,147,640	260,759	310,418

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
5,141,667	228,729	348,424

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
5,139,081	242,246	337,491

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
5,142,407	250,540	325,870

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
5,153,538	227,155	338,125

42      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
5,068,591	301,138	349,090

2s: Proposal to approve a change in the Fund’s investment objective
For	Against	Abstain
5,116,526	263,019	339,274

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Marylandcorporation or Massachusetts business trust, as applicable, into a Delaware statutory trust
For	Against	Abstain
5,207,371	163,393	348,055

43        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Laton Spahr, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved

45      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46      OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

47        OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0600.001.1013 December 23, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2013